Acquisition of Peace Naturals	12 Months Ended
Dec. 31, 2017
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Acquisition of Peace Naturals
6.	Acquisition of Peace Naturals

On September 6, 2016, the Company acquired all of the remaining issued and outstanding shares of Peace Naturals, a Licensed Producer, headquartered in Stayner, Ontario. Consideration for the acquisition included $6,248 in cash and $2,590 (approximately 30%) to be paid once all conditions of the agreement were settled. The conditions were based on the passage of time to ensure there were no additional liabilities identified. As the Company previously held shares of Peace Naturals, the acquisition is considered a step acquisition and resulted in a loss due to fair value remeasurement.

The purchase price allocation for this acquisition is shown below:

Fair value of consideration transferred:
Cash	$6,248
Liability (i)	2,590

8,838

Fair value of previously held interest:
Fair value of previously held interest immediately before acquisition	3,315
Loss due to fair value remeasurement at acquisition date	(347)

2,968

$11,806

Fair value of net assets acquired:
Cash	$109
Accounts receivable	51
Prepaid and deposits	29
Inventory	1,194
Biological assets	866
Property and equipment	10,282
Goodwill	1,400
Health Canada license	9,596
Accounts payable and accrued liabilities	(2,860)
Loans payable	(7,461)
Deferred tax liability	(1,400)

$11,806

The Company finalized its assessment of the purchase price allocation during the year ended December 31, 2017. The allocation of the consideration paid remains consistent with the initial valuation.

(i)	During the year ended December 31, 2017, the full balance of the purchase price liability was repaid by the Company.